                                                                                                              Exhibit 24(b)(4)
                                                                                                              ----------------

                                              OPPENHEIMER MONEY MARKET FUND, INC.
                                              -----------------------------------
                                               Share Certificate (8-1/2" x 11")
                                               --------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner, box with heading: NUMBER)

                           (upper right corner, box with heading: SHARES)

                           (centered
                           below boxes)     OPPENHEIMER MONEY MARKET FUND, INC.
                                            -----------------------------------

                           INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

         (at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                                           CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP 683905 10 3

         (at left)             is the owner of

         (centered)        FULLY PAID AND  NON-ASSESSABLE  SHARES OF CAPITAL  STOCK WITH THE PAR VALUE OF $.10 EACH
         OF

                                    OPPENHEIMER MONEY MARKET FUND, INC.
                                    ------------------------------------

         (hereinafter  called the  "Corporation"),  transferable only on the books of the Corporation by the holder hereof in person or by duly authorized  attorney,  upon surrender of this certificate  properly  endorsed.
         This  certificate  and the shares  represented  hereby are issued and shall be held  subject to all of the provisions of the Articles of  Incorporation  of the  Corporation to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

             WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

          (signature                              Dated:               (signature
           at left of seal)                                                     at right of seal)
                  /s/ Brian W. Wixted                                           /s/ Robert G. Zack
                  -------------------                                           ------------------
                  TREASURER                                                                      SECRETARY

                                                     (centered at bottom)
                                                1-1/2" diameter facsimile seal
                                                         with legend
                                              OPPENHEIMER MONEY MARKET FUND, INC.
                                                             SEAL
                                                             1973
                                                           MARYLAND

(at lower right, printed
 vertically)                                         Countersigned
                                                              OPPENHEIMERFUNDS SERVICES
                                                              (A DIVISION OF OPPENHEIMERFUNDS,Inc.)
                                                              Denver (CO)               Transfer Agent

                                                              By ____________________________
                                                                       Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)

                                                     UNDER UGMA/UTMA   ___________________
                                                                                                 (State)

Additional abbreviations may also be used though not in the above list.

For Value Received_____________________hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_______________________________________________________________________                                 (Please
print or type name and address of assignee)

------------------------------------------------------------------------

________________________________________________   Shares  of  the  capital   stock   represented   by  the  within
Certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: ________________________________

                                                              -----------------------------------
                                                              (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed                 Name of Guarantor
                                                     by:               _____________________________
                                                                                Signature of
                                                                                Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must vertically to right
correspond with the name(s) as written upon the of above paragraph)             face of the  certificate  in  every
particular                                                    without alteration or enlargement or any change
whatever.

(text printed in           Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current signature(s))
prospectus of the Corporation.

The  Corporation  will  furnish  to any  stockholder,  on request  and  without  charge,  a full  statement  of the designations  and any  preferences,  conversion and other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications  and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue.

PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle.  It is invalid without this "four hands" watermark:
logotype

-------------------------------------------------------------------------
                                           THIS SPACE MUST NOT BE COVERED IN ANY WAY